UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-10609
SMID-Cap Portfolio
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
September 30
Date of Fiscal Year End
September 30, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

ATLANTA CAPITAL

YORK STOCK EXCHANGE COMPOSITE

Annual Report September 30, 2009

EATON VANCE-ATLANTA CAPITAL SMID-CAP FUND

Annual Report September 30, 2009 EATON VANCE-ATLANTA CAPITAL SMID-CAP FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance-Atlanta Capital SMID-Cap Fund as of September 30, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
•	After a dismal start to the fiscal year that ended September 30, 2009, global equity markets confounded skeptical investors by commencing an extended rally in early March. During that seven-month period, a dramatic transition from risk aversion to risk appetite took place. Many of the lowest-quality stocks that investors scorned earlier in the year had the highest returns in the rally, which was driven by optimism that the financial crisis and economy had stabilized. Corporate profits exceeded expectations, driven by cost cutting and productivity. This seemed to trump concerns about consumer debt, high unemployment and depressed home prices.
William O. Bell, IV, CFA
Co-Portfolio Manager
W. Matthew Hereford, CFA
Co-Portfolio Manager
Charles B. Reed, CFA
Co-Portfolio Manager
•	From March through September 2009, the Standard & Poor’s 500 Index posted seven consecutive months of gains, a feat achieved only 15 times since 1928. Still, for the one-year period overall, the late upswing could not overcome the earlier bouts of weak performance. For the 12 months that ended September 30, 2009, the S&P 500 Index lost 6.91%, while the Dow Jones Industrial Average declined 7.35%. The NASDAQ Composite Index managed a modest gain of 1.46% and the Russell 1000 Growth Index lost 1.85%. Elsewhere on the capitalization spectrum, the Russell 2000 Index fell 9.55%.[1]

•	In general for the year, the growth style outperformed the value style and large-cap stocks outperformed small-cap stocks.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	After declining more than 34% in the first half of the 12-month period, the Russell 2500 Index (the Index), an indicator of small- and mid-cap stock performance and the Fund’s primary benchmark, regained lost ground in the second half. Sector performance was mixed, with information technology posting the strongest gain for the year, reflecting the somewhat speculative nature of the market rally. Consumer discretionary and staples stocks eked out modest gains amid an uneasy increase in consumer confidence, while materials rounded out the top three performers for the Index. The worst-performing sector was energy, followed by financials and telecommunication services. Health care and utilities – traditionally defensive sectors – finished the year with single-digit losses.
•	The Fund[2] outperformed the benchmark Index, as well as the Russell 2000 Index and its Lipper peer group for the year that ended September 30, 2009. The Fund outperformed the Index in six of the nine sectors in which it was invested, due primarily to stock selection.
Total Return Performance
9/30/08 – 9/30/09

Class A3	5.50%
Class I3	5.72
Class R3	9.08	*
Russell 2500 Index[1]	-5.68
Russell 2000 Index[1]	-9.55
Lipper Small-Cap Core Funds Average[1]	-6.42

*	Performance since inception on 8/3/09.
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separately registered investment company, SMID-Cap Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares. If the sales charge was deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value. Except for its initial subscription of shares on 9/30/09, Class C had no investment operations. Absent an allocation of certain expenses to the administrator of the Fund and adviser and sub-adviser of the Portfolio, the returns would be lower.

Eaton Vance-Atlanta Capital SMID-Cap Fund as of September 30, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Although the financials sector was the biggest detractor from the Index’s performance, the Fund’s stock selection in this group made the largest contribution to its relative returns, accounting for approximately half of the outperformance. Similarly, the Fund’s selectivity in the underperforming energy sector helped boost performance versus the benchmark. In the consumer discretionary sector, the Fund’s specialty retail holdings fared well in the battle for consumer dollars, which, combined with an overweighted allocation to the sector, further added to the Fund’s outperformance.

•	On the downside, the cyclical materials sector, which benefited from an increase in worldwide spending on infrastructure, proved to be the largest drag on the Fund’s relative performance. The Fund’s overall underweighting in the group, and lack of exposure to stocks in the chemicals and metals & mining industries in particular, detracted the most from returns.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition
Top 10 Holdings1
By net assets

Affiliated Managers Group, Inc.	4.6%
Markel Corp.	4.6
Forest City Enterprises, Inc., Class A	3.6
Morningstar, Inc.	3.4
Blackbaud, Inc.	3.2
SEI Investments Co.	3.0
DENTSPLY International, Inc.	2.7
Aaron’s, Inc.	2.5
Kirby Corp.	2.5
Henry Schein, Inc.	2.4

[1]	Top 10 Holdings represented 32.5% of the Portfolio’s net assets as of 9/30/09. Excludes cash equivalents.
Sector Weightings2
By net assets
Consumer Discretionary 23.2% Financials 20.7% Information Technology 17.1% Industrials 16.9% Health Care 11.7% Energy 3.5% Consumer Staples 3.2% Materials 2.0%

[2]	As a percentage of the Portfolio’s net assets as of 9/30/09. Excludes cash equivalents.

Eaton Vance-Atlanta Capital SMID-Cap Fund as of September 30, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class I of the Fund with that of the Russell 2500 Index, a market-capitalization weighted unmanaged index of the 2,500 smallest companies in the Russell 3000 Index, and the Russell 2000 Index, a market-capitalization weighted unmanaged index of the 2,000 smallest companies in the Russell 3000 Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class I, the Russell 2500 Index, and the Russell 2000 Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemption of Fund shares.
Comparison of Change in Value of a $10,000 Investment in Eaton Vance-Atlanta Capital SMID-Cap Fund — Class I vs. the Russell 2500 Index and the Russell 2000 Index * April 30, 2002 – September 30, 2009 Eaton Vance-Atlanta Capital SMID-Cap Fund — Class I Russell 2500 Index $20,000 Russell 2000 Index $16,275 15,000 $14,074 $13,040 10,000 5,000 4/02 9/03 9/05 9/07 9/09

Performance**	Class A	Class I	Class R
Share Class Symbol	EAASX	EISMX	ERSMX

Average Annual Total Returns (at net asset value)

One Year	5.50%	5.72%	N.A.
Five Years	7.54	7.79	N.A.
Life of Fund†	7.85	6.78	9.08
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	-0.59%	5.72%	N.A.
Five Years	6.27	7.79	N.A.
Life of Fund†	6.76	6.78	9.08

†	Inception Dates – Class A: 11/28/03; Class I: 4/30/02; Class R: 8/3/09

**	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares. If the sales charge was deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. Class I and Class R shares are offered to certain investors at net asset value. Except for its initial subscription of shares on 9/30/09, Class C had no investment operations. Absent an allocation of certain expenses to the administrator of the Fund and adviser and sub-adviser of the Portfolio, the returns would be lower.

Total Annual
Operating Expenses††	Class A	Class I	Class R

Gross Expense Ratio	1.72%	1.47%	1.97%
Net Expense Ratio	1.20	0.95	1.45

††	Source: Prospectus dated 2/1/09, as supplemented. Net expense ratio reflects a contractual expense reimbursement, which may be changed or terminated after January 31, 2010. Without this reimbursement, expenses would be higher.

*	Source: Lipper Inc. Class I of the Fund commenced investment operations on 4/30/02.

A $10,000 hypothetical investment at net asset value in Class A shares on 11/28/03 (commencement of operations) and in Class R shares on 8/3/09 (commencement of operations) would have been valued at $15,550 ($14,656 at the maximum offering price) and $10,908, respectively, on 9/30/09. Except for its initial subscription of shares on 9/30/09, Class C had no investment operations. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance-Atlanta Capital SMID-Cap Fund as of September 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 – September 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance-Atlanta Capital SMID-Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(4/1/09)	(9/30/09)	(4/1/09 – 9/30/09)

Actual*
Class A	$1,000.00	$1,379.00	$7.16	***
Class I	$1,000.00	$1,380.20	$5.67	***
Class R	$1,000.00	$1,090.80	$2.45	***

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.07	***
Class I	$1,000.00	$1,020.30	$4.81	***
Class R	$1,000.00	$1,017.80	$7.33	***

*	Class R had not commenced operations as of April 1, 2009. Actual expenses are equal to the Fund’s annualized expense ratio of 1.20% for Class A shares, 0.95% for Class I shares and 1.45% for Class R shares, multiplied by the average account value over the period, multiplied by 183/365 for Class A and Class I (to reflect the one-half year period) and by 59/365 for Class R (to reflect the period from commencement of operations on August 3, 2009 to September 30, 2009). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2009 (July 31, 2009 for Class R). The Example reflects the expenses of both the Fund and the Portfolio. Except for its initial subscription of shares on September 30, 2009, Class C had no investment operations.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.20% for Class A shares, 0.95% for Class I shares and 1.45% for Class R shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2009 (July 31, 2009 for Class R). The Example reflects the expenses of both the Fund and the Portfolio. Except for its initial subscription of shares on September 30, 2009, Class C had no investment operations.

***	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

Eaton Vance-Atlanta Capital SMID-Cap Fund as of September 30, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of September 30, 2009

Assets

Investment in SMID-Cap Portfolio, at value (identified cost, $152,903,340)	$181,093,216
Receivable for Fund shares sold	1,858,292
Receivable from affiliates	83,507

Total assets	$183,035,015

Liabilities

Payable for Fund shares redeemed	$347,094
Payable to affiliates:
Distribution and service fees	22,122
Accrued expenses	53,107

Total liabilities	$422,323

Net Assets	$182,612,692

Sources of Net Assets

Paid-in capital	$156,813,361
Accumulated net realized loss from Portfolio	(2,390,545)
Net unrealized appreciation from Portfolio	28,189,876

Total	$182,612,692

Class A Shares

Net Assets	$117,175,117
Shares Outstanding	10,487,188
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.17
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$11.85

Class C Shares

Net Assets	$1,000
Shares Outstanding	90
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding, including fractional shares)	$11.17

Class I Shares

Net Assets	$65,435,484
Shares Outstanding	5,512,174
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.87

Class R Shares

Net Assets	$1,091
Shares Outstanding	98
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding, including fractional shares)	$11.17

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
September 30, 2009

Investment Income

Dividends allocated from Portfolio	$533,329
Interest allocated from Portfolio	1,309
Expenses allocated from Portfolio	(720,976)

Total investment loss from Portfolio	$(186,338)

Expenses

Distribution and service fees
Class A	$112,562
Class C	—
Class R	1
Trustees’ fees and expenses	500
Custodian fee	22,521
Transfer and dividend disbursing agent fees	104,701
Legal and accounting services	21,677
Printing and postage	24,766
Registration fees	77,201
Miscellaneous	9,930

Total expenses	$373,859

Deduct —
Allocation of expenses to affiliates	$261,295

Total expense reductions	$261,295

Net expenses	$112,564

Net investment loss	$(298,902)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) — Investment transactions	$(2,286,265)

Net realized loss	$(2,286,265)

Change in unrealized appreciation (depreciation) — Investments	$27,787,615

Net change in unrealized appreciation (depreciation)	$27,787,615

Net realized and unrealized gain	$25,501,350

Net increase in net assets from operations	$25,202,448

See notes to financial statements

Eaton Vance-Atlanta Capital SMID-Cap Fund as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	September 30, 2009	September 30, 2008

From operations —
Net investment loss	$(298,902)	$(51,877)
Net realized gain (loss) from investment transactions	(2,286,265)	1,307,418
Net change in unrealized appreciation (depreciation) from investments	27,787,615	(3,689,668)

Net increase (decrease) in net assets from operations	$25,202,448	$(2,434,127)

Distributions to shareholders —
From net realized gain
Class A	$(663,925)	$(2,229,231)
Class I	(388,249)	(1,749,229)

Total distributions to shareholders	$(1,052,174)	$(3,978,460)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$94,557,380	$14,730,590
Class C	1,000	—
Class I	42,606,535	6,567,263
Class R	1,000	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	410,689	1,626,790
Class I	329,690	1,373,264
Cost of shares redeemed
Class A	(15,229,753)	(5,070,155)
Class I	(3,648,667)	(2,712,920)

Net increase in net assets from Fund share transactions	$119,027,874	$16,514,832

Net increase in net assets	$143,178,148	$10,102,245

Net Assets

At beginning of year	$39,434,544	$29,332,299

At end of year	$182,612,692	$39,434,544

See notes to financial statements

Eaton Vance-Atlanta Capital SMID-Cap Fund as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended September 30,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$10.930	$13.490	$12.480	$12.510	$10.810

Income (Loss) From Operations

Net investment loss(1)	$(0.047)	$(0.031)	$(0.032)	$(0.063)	$(0.077)
Net realized and unrealized gain (loss)	0.545	(0.693)	1.983	0.924	1.903

Total income (loss) from operations	$0.498	$(0.724)	$1.951	$0.861	$1.826

Less Distributions

From net realized gain	$(0.258)	$(1.836)	$(0.941)	$(0.891)	$(0.126)

Total distributions	$(0.258)	$(1.836)	$(0.941)	$(0.891)	$(0.126)

Net asset value — End of year	$11.170	$10.930	$13.490	$12.480	$12.510

Total Return(2)	5.50%	(6.72)%	16.42%	7.34%	16.97%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$117,175	$23,589	$15,941	$7,073	$1,324
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.20%	1.20%	1.21%	1.60%	1.60%
Net investment loss	(0.49)%	(0.27)%	(0.25)%	(0.52)%	(0.66)%
Portfolio Turnover of the Portfolio	33%	42%	84%	34%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser of the Portfolio waived a portion of its investment adviser fee and/or subsidized certain operating expenses and the administrator of the Fund subsidized certain operating expenses (equal to 0.52%, 0.52%, 0.57%, 0.27% and 0.27% of average daily net assets for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively). Absent this waiver and/or subsidy, total return would be lower. A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance-Atlanta Capital SMID-Cap Fund as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C
	Period Ended
	September 30, 2009(1)

Net asset value — Beginning of period	$11.170

Income (Loss) From Operations

Net investment loss	$—
Net realized and unrealized gain (loss)	—

Total income (loss) from operations	$—

Net asset value — End of period	$11.170

Total Return	—%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1
Ratios (as a percentage of average daily net assets):
Expenses	—%
Net investment loss	—%
Portfolio Turnover of the Portfolio	33	%(2)

(1)	Except for its initial subscription of shares on September 30, 2009, Class C had no investment operations.

(2)	For the Portfolio’s year ended September 30, 2009.

See notes to financial statements

Eaton Vance-Atlanta Capital SMID-Cap Fund as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended September 30,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$11.570	$14.140	$13.010		$12.980	$11.180

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.025)	$(0.002)	$0.000	(2)	$(0.032)	$(0.050)
Net realized and unrealized gain (loss)	0.583	(0.732)	2.071		0.953	1.976

Total income (loss) from operations	$0.558	$(0.734)	$2.071		$0.921	$1.926

Less Distributions

From net realized gain	$(0.258)	$(1.836)	$(0.941)		$(0.891)	$(0.126)

Total distributions	$(0.258)	$(1.836)	$(0.941)		$(0.891)	$(0.126)

Net asset value — End of year	$11.870	$11.570	$14.140		$13.010	$12.980

Total Return(3)	5.72%	(6.46)%	16.69%		7.55%	17.30%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$65,435	$15,846	$13,391		$11,857	$18,110
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	0.95%	0.95%	0.96%		1.35%	1.35%
Net investment income (loss)	(0.25)%	(0.01)%	0.00	%(7)	(0.25)%	(0.42)%
Portfolio Turnover of the Portfolio	33%	42%	84%		34%	38%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	The investment adviser of the Portfolio waived a portion of its investment adviser fee and/or subsidized certain operating expenses and the administrator of the Fund subsidized certain operating expenses (equal to 0.52%, 0.52%, 0.57%, 0.27% and 0.27% of average daily net assets for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively). Absent this waiver and/or subsidy, total return would be lower. A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Amount represents less than 0.005%.

See notes to financial statements

Eaton Vance-Atlanta Capital SMID-Cap Fund as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R
	Period Ended
	September 30, 2009(1)

Net asset value — Beginning of period	$10.240

Income (Loss) From Operations

Net investment loss(2)	$(0.015)
Net realized and unrealized gain	0.945

Total income from operations	$0.930

Net asset value — End of period	$11.170

Total Return(3)	9.08	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	1.45	%(7)
Net investment loss	(0.86	)%(7)
Portfolio Turnover of the Portfolio	33	%(9)

(1)	For the period from the commencement of operations, August 3, 2009, to September 30, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	The investment adviser of the Portfolio waived a portion of its investment adviser fee and/or subsidized certain operating expenses and the administrator of the Fund subsidized certain operating expenses (equal to 0.56% of average daily net assets for the period from the commencement of operations, August 3, 2009, to September 30, 2009). Absent this waiver and/or subsidy, total return would be lower. A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

(9)	For the Portfolio’s year ended September 30, 2009.

See notes to financial statements

Eaton Vance-Atlanta Capital SMID-Cap Fund as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance-Atlanta Capital SMID-Cap Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in SMID-Cap Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (96.9% at September 30, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At September 30, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $191,560 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on September 30, 2017.

Additionally, at September 30, 2009, the Fund had a net capital loss of $82,317 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending September 30, 2010.

As of September 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America

Eaton Vance-Atlanta Capital SMID-Cap Fund as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2009 and September 30, 2008 was as follows:

	Year Ended September 30,
	2009	2008

Distributions declared from:
Ordinary income	$310,635	$945,003
Long-term capital gains	$741,539	$3,033,457

During the year ended September 30, 2009, accumulated net realized loss was increased by $92,457, accumulated net investment loss was decreased by $298,902, and paid-in capital was decreased by $206,445 due to differences between book and tax accounting, primarily for net operating losses and the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of September 30, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(273,877)
Net unrealized appreciation	$26,073,208

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. Effective February 1, 2009, EVM and the sub-adviser of the Portfolio, Atlanta Capital Management Company, LLC (Atlanta Capital) have agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.20%, 1.95%, 0.95% and 1.45% annually of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after January 31, 2010. Prior to February 1, 2009, EVM and Atlanta Capital had agreed to reimburse the Fund’s operating expenses (excluding the investment adviser and distribution and service fees) to the extent that they exceeded 0.15% annually of the Fund’s average daily net assets. Pursuant to these agreements, EVM and Atlanta Capital were allocated $65,324 and $195,971, respectively, of the Fund’s operating expenses for the year ended September 30, 2009. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended September 30, 2009, EVM earned $2,637 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $62,402 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2009.

Eaton Vance-Atlanta Capital SMID-Cap Fund as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

EVD also received distribution and service fees from Class A shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2009 amounted to $112,562 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class C. Except for its initial subscription of shares on September 30, 2009, Class C had no investment operations.

The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the period from the commencement of operations, August 3, 2009, to September 30, 2009, the Fund paid or accrued to EVD $0.50, representing 0.25% (annualized) of the average daily net assets of Class R shares.

The Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the period from the commencement of operations, August 3, 2009, to September 30, 2009 amounted to $0.50 for Class R shares. Except for its initial subscription of shares on September 30, 2009, Class C had no investment operations.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended September 30, 2009, the Fund was informed that EVD received approximately $900 of CDSCs paid by Class A shareholders and no CDSCs paid by Class C shareholders.

6   Investment Transactions

For the year ended September 30, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $130,584,061 and $14,286,674, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Eaton Vance-Atlanta Capital SMID-Cap Fund as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended September 30,
Class A	2009	2008

Sales	10,063,211	1,282,731
Issued to shareholders electing to receive payments of distributions in Fund shares	51,465	134,002
Redemptions	(1,786,176)	(439,769)

Net increase	8,328,500	976,964

	Period Ended
Class C	September 30, 2009(1)

Sales	90

Net increase	90

	Year Ended September 30,
Class I	2009	2008

Sales	4,495,101	530,376
Issued to shareholders electing to receive payments of distributions in Fund shares	38,924	107,035
Redemptions	(391,764)	(214,389)

Net increase	4,142,261	423,022

	Period Ended
Class R	September 30, 2009(2)

Sales	98

Net increase	98

(1)	Except for its initial subscription of shares on September 30, 2009, Class C had no investment operations.

(2)	Class R commenced operations on August 3, 2009.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended September 30, 2009, events and transactions subsequent to September 30, 2009 through November 18, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance-Atlanta Capital SMID-Cap Fund as of September 30, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Growth Trust
and Shareholders of Eaton Vance-Atlanta
Capital SMID-Cap Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance-Atlanta Capital SMID-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust) as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance-Atlanta Capital SMID-Cap Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 18, 2009

Eaton Vance-Atlanta Capital SMID-Cap Fund as of September 30, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and capital gain dividends.

Qualified Dividend Income. The Fund designates $563,951 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Capital Gain Dividends. The Fund designates $1,052,174 as a capital gain dividend.

SMID-Cap Portfolio as of September 30, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.3%

Security	Shares	Value

Capital Markets — 8.9%

Affiliated Managers Group, Inc.(1)	131,920	$8,576,119
Greenhill & Co., Inc.	27,250	2,441,055
SEI Investments Co.	284,330	5,595,615

		$16,612,789

Commercial Banks — 1.7%

City National Corp.	83,670	$3,257,273

		$3,257,273

Commercial Services & Supplies — 2.0%

Copart, Inc.(1)	112,520	$3,736,789

		$3,736,789

Construction & Engineering — 2.2%

Jacobs Engineering Group, Inc.(1)	90,230	$4,146,069

		$4,146,069

Containers & Packaging — 2.0%

AptarGroup, Inc.	99,390	$3,713,210

		$3,713,210

Distributors — 2.2%

LKQ Corp.(1)	225,610	$4,182,809

		$4,182,809

Diversified Consumer Services — 2.0%

Matthews International Corp., Class A	104,800	$3,707,824

		$3,707,824

Electrical Equipment — 1.7%

AMETEK, Inc.	92,800	$3,239,648

		$3,239,648

Electronic Equipment, Instruments & Components — 4.7%

Amphenol Corp., Class A	61,830	$2,329,754
FLIR Systems, Inc.(1)	105,910	2,962,303
National Instruments Corp.	66,430	1,835,461
Rofin-Sinar Technologies, Inc.(1)	76,950	1,766,772

		$8,894,290

Energy Equipment & Services — 3.5%

FMC Technologies, Inc.(1)	70,140	$3,664,114
Oceaneering International, Inc.(1)	49,410	2,804,017

		$6,468,131

Health Care Equipment & Supplies — 5.0%

DENTSPLY International, Inc.	148,570	$5,131,608
Varian Medical Systems, Inc.(1)	98,650	4,156,124

		$9,287,732

Health Care Providers & Services — 2.5%

Henry Schein, Inc.(1)	83,800	$4,601,458

		$4,601,458

Hotels, Restaurants & Leisure — 2.3%

Sonic Corp.(1)	383,470	$4,241,178

		$4,241,178

Household Durables — 2.0%

Mohawk Industries, Inc.(1)	77,840	$3,712,190

		$3,712,190

Household Products — 1.5%

Church & Dwight Co., Inc.	49,560	$2,812,034

		$2,812,034

Industrial Conglomerates — 1.2%

Carlisle Cos., Inc.	67,880	$2,301,811

		$2,301,811

Insurance — 6.5%

HCC Insurance Holdings, Inc.	132,080	$3,612,388
Markel Corp.(1)	25,877	8,534,752

		$12,147,140

See notes to financial statements

SMID-Cap Portfolio as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

IT Services — 1.5%

Total System Services, Inc.	170,120	$2,740,633

		$2,740,633

Life Sciences Tools & Services — 4.2%

Bio-Rad Laboratories, Inc., Class A(1)	45,120	$4,145,626
Mettler-Toledo International, Inc.(1)	41,690	3,776,697

		$7,922,323

Machinery — 4.3%

Graco, Inc.	84,490	$2,354,736
IDEX Corp.	152,130	4,252,034
Valmont Industries, Inc.	16,350	1,392,693

		$7,999,463

Marine — 2.5%

Kirby Corp.(1)	125,170	$4,608,760

		$4,608,760

Media — 5.1%

John Wiley & Sons, Inc., Class A	94,860	$3,299,231
Morningstar, Inc.(1)	129,920	6,308,915

		$9,608,146

Personal Products — 1.7%

Alberto-Culver Co.	118,280	$3,273,990

		$3,273,990

Professional Services — 0.7%

IHS, Inc.(1)	27,130	$1,387,157

		$1,387,157

Real Estate Management & Development — 3.6%

Forest City Enterprises, Inc., Class A	503,858	$6,736,582

		$6,736,582

Road & Rail — 2.3%

Landstar System, Inc.	112,140	$4,268,048

		$4,268,048

Software — 10.9%

ANSYS, Inc.(1)	110,620	$4,144,931
Blackbaud, Inc.	256,010	5,939,432
FactSet Research Systems, Inc.	43,640	2,890,714
Fair Isaac Corp.	213,530	4,588,760
Jack Henry & Associates, Inc.	117,570	2,759,368

		$20,323,205

Specialty Retail — 8.6%

Aaron’s, Inc.	175,290	$4,627,656
CarMax, Inc.(1)	167,470	3,500,123
O’Reilly Automotive, Inc.(1)	88,650	3,203,811
Sally Beauty Holdings, Inc.(1)	254,950	1,812,694
Tiffany & Co.	75,020	2,890,521

		$16,034,805

Textiles, Apparel & Luxury Goods — 1.0%

Columbia Sportswear Co.	45,020	$1,853,023

		$1,853,023

Total Common Stocks
(identified cost $154,661,317)		$183,818,510

Total Investments — 98.3%
(identified cost $154,661,317)		$183,818,510

Other Assets, Less Liabilities — 1.7%
		$3,089,089

Net Assets — 100.0%		$186,907,599

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

See notes to financial statements

SMID-Cap Portfolio as of September 30, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of September 30, 2009

Assets

Investments, at value (identified cost, $154,661,317)	$183,818,510
Cash	5,161,858
Dividends receivable	68,293
Receivable from affiliates	32,201

Total assets	$189,080,862

Liabilities

Payable for investments purchased	$1,974,807
Payable to affiliates:
Investment adviser fee	146,902
Accrued expenses	51,554

Total liabilities	$2,173,263

Net Assets applicable to investors’ interest in Portfolio	$186,907,599

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$157,750,406
Net unrealized appreciation	29,157,193

Total	$186,907,599

Statement of Operations

For the Year Ended
September 30, 2009

Investment Income

Dividends	$567,765
Interest	1,459

Total investment income	$569,224

Expenses

Investment adviser fee	$794,131
Trustees’ fees and expenses	3,787
Custodian fee	74,887
Legal and accounting services	25,551
Miscellaneous	5,822

Total expenses	$904,178

Deduct —
Waiver of investment adviser fee	$42,773
Allocation of expenses to affiliates	98,096

Total expense reductions	$140,869

Net expenses	$763,309

Net investment loss	$(194,085)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(2,722,362)

Net realized loss	$(2,722,362)

Change in unrealized appreciation (depreciation) —
Investments	$28,688,965

Net change in unrealized appreciation (depreciation)	$28,688,965

Net realized and unrealized gain	$25,966,603

Net increase in net assets from operations	$25,772,518

See notes to financial statements

SMID-Cap Portfolio as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	September 30, 2009	September 30, 2008

From operations —
Net investment loss	$(194,085)	$(3,475)
Net realized gain (loss) from investment transactions	(2,722,362)	1,511,363
Net change in unrealized appreciation (depreciation) from investments	28,688,965	(4,243,385)

Net increase (decrease) in net assets from operations	$25,772,518	$(2,735,497)

Capital transactions —
Contributions	$132,037,054	$24,787,456
Withdrawals	(15,284,642)	(10,710,566)

Net increase in net assets from capital transactions	$116,752,412	$14,076,890

Net increase in net assets	$142,524,930	$11,341,393

Net Assets

At beginning of year	$44,382,669	$33,041,276

At end of year	$186,907,599	$44,382,669

See notes to financial statements

SMID-Cap Portfolio as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended September 30,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)(2)	0.96%	0.95%	0.96%	1.23%	1.25%
Net investment income (loss)	(0.24)%	(0.01)%	0.01%	(0.13)%	(0.31)%
Portfolio Turnover	33%	42%	84%	34%	38%

Total Return	5.71%	(6.46)%	16.70%	7.67%	17.42%

Net assets, end of year (000’s omitted)	$186,908	$44,383	$33,041	$22,524	$22,763

(1)	The investment adviser waived a portion of its investment advisory fee and/or subsidized certain operating expenses (equal to 0.18%, 0.22%, 0.27%, less than 0.01% and 0.01% of average daily net assets for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively). A portion of the waiver and subsidy was borne by the sub-adviser. Absent this waiver, total return would be lower.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

SMID-Cap Portfolio as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

SMID-Cap Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At September 30, 2009, Eaton Vance-Atlanta Capital SMID-Cap Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 96.9% and 1.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of September 30, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with

SMID-Cap Portfolio as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a sub-advisory agreement, BMR pays Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of EVM, a portion of its adviser fee for sub-advisory services provided to the Portfolio. For the year ended September 30, 2009, the investment adviser fee was 1.00% of the Portfolio’s average daily net assets and amounted to $794,131. Prior to February 1, 2009, BMR and Atlanta Capital agreed to waive a portion of their respective investment advisory and sub-advisory fees so that the investment adviser fee would be equal to 0.80% annually of the Portfolio’s average daily net assets. For the year ended September 30, 2009, BMR waived $25,061 of its adviser fee. Atlanta Capital, in turn, waived $18,796 of its sub-advisory fee. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker-dealers in execution of security transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended September 30, 2009, BMR waived $17,712 of its adviser fee. Atlanta Capital, in turn, waived $17,712 of its sub-advisory fee. In addition, pursuant to a voluntary expense reimbursement, BMR and Atlanta Capital were allocated $24,524 and $73,572, respectively, of the Portfolio’s operating expenses for the year ended September 30, 2009.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $140,885,522 and $26,368,656, respectively, for the year ended September 30, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at September 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$157,119,384

Gross unrealized appreciation	$26,789,650
Gross unrealized depreciation	(90,524)

Net unrealized appreciation	$26,699,126

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each

SMID-Cap Portfolio as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended September 30, 2009.

6   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB Accounting Standards Codification (ASC) 820-10), effective October 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$183,818,510	$—	$—	$183,818,510

Total Investments	$183,818,510	$—	$—	$183,818,510

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of September 30, 2008 whose fair value was determined using Level 3 inputs.

7   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended September 30, 2009, events and transactions subsequent to September 30, 2009 through November 18, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

SMID-Cap Portfolio as of September 30, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
SMID-Cap Portfolio:
We have audited the accompanying statement of assets and liabilities of SMID-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of SMID-Cap Portfolio as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 18, 2009

Eaton Vance-Atlanta Capital SMID-Cap Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance-Atlanta Capital SMID-Cap Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of SMID-Cap Portfolio (the “Portfolio”), the portfolio in which Eaton Vance-Atlanta Capital SMID-Cap Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”) and the sub-advisory agreement with Atlanta Capital Management Company, LLC (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and sub-advisory agreements for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities include supervising the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and its affiliates, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates, including the Sub-adviser, to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

Eaton Vance-Atlanta Capital SMID-Cap Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Portfolio’s and the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and Sub-adviser, the Board concluded with respect to the Portfolio and the Fund that the management fees charged to the Portfolio and the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, including the Sub-adviser, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates, including the Sub-adviser, may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates, including the Sub-adviser, and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates, including the Sub-adviser, and the Fund to continue to share such benefits equitably.

Eaton Vance-Atlanta Capital SMID-Cap Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and SMID-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Atlanta Capital” refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust and Vice President of the Portfolio	Trustee since 2007, President since 2002 and Vice President since 2001	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Eaton Vance-Atlanta Capital SMID-Cap Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2001	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President of the Portfolio	Since 2007	Director of EVC, Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

William O. Bell, IV 7/26/73	Vice President of the Portfolio	Since 2004	Vice President of Atlanta Capital. Officer of 2 registered investment companies managed by EVM or BMR.

W. Matthew Hereford 6/21/72	Vice President of the Portfolio	Since 2004	Vice President of Atlanta Capital. Officer of 1 registered investment company managed by EVM or BMR.

Charles B. Reed 10/9/65	Vice President of the Portfolio	Since 2001	Managing Director of Atlanta Capital. Officer of 1 registered investment company managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Chief Legal Officer and Secretary	Chief Legal Officer since 2008 and Secretary since 2007	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of SMID-Cap Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of SMID-Cap Portfolio
Atlanta Capital Management Company, LLC
1349 West Peachtree Street
Suite 1600
Atlanta, GA 30309

Administrator of Eaton Vance-Atlanta Capital SMID-Cap Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance-Atlanta Capital SMID-Cap Fund
Two International Place
Boston, MA 02110
*FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1452-11/09	ASCSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a)-(d)
The following table presents the aggregate fees billed to the registrant for the fiscal years ended September 30, 2008 and September 30, 2009 by the registrant’s principal accountant, Deloitte & Touche LLP (D&T), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	9/30/2008	9/30/2009

Audit Fees	$18,135	$17,100

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$6,170	$6,420

All Other Fees(3)	$26	$2,500

Total	$24,331	$26,020

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
For the fiscal years ended September 30, 2008 and September 30, 2009, the registrant was billed $35,000 and $40,000, respectively, by D&T, the principal accountant for the registrant, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended September 30, 2008 and September 30, 2009; and (ii) the aggregate non-audit fees (i.e., fees for audit related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	9/30/2008	9/30/2009

Registrant	$6,196	$8,920

Eaton Vance(1)	$325,801	$288,889

(1) Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
SMID-Cap Portfolio

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	November 18, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	November 18, 2009

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	November 18, 2009